UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  December 22, 2006

WAUSAU PAPER CORP.

(Exact name of registrant as specified in its charter)

WISCONSIN

1-13923

39-0690900

(State or other

(Commission File

(IRS Employer

jurisdiction of

Number)

Identification

incorporation)

Number)

100 PAPER PLACE

MOSINEE, WI  54455-9099

(Address of principal executive offices, including Zip Code)

(715) 693-4470

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1.2 – Registrant’s Business and Operations

Item 1.01

Entry Into Material Definitive Agreement

The Company amended its $138,500,000 note purchase agreement and $125,000,000 senior credit facility on December 22, 2006.  See Item 2.03, the text of which is herein incorporated by reference.

Section 2 – Financial Information

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The minimum net worth covenants under the Company’s $125,000,000 credit facility and the $138,500,000 note purchase agreement relating to its Series A, B, and C Senior Notes were amended in anticipation of the Company’s adoption of FASB Statement No. 158 (“FASB 158”) effective as of December 31, 2006.  Under the amendments, the Company’s minimum net worth requirement will be calculated, as of each fiscal quarter (commencing with the fiscal quarter ended December 31, 2006) by subtracting the lesser of (a) $35,000,000 and (b) the excess, if any, of (1) the actual liability recorded for underfunded defined benefit postretirement plans over (2) the actual asset recorded for overfunded defined benefit postretirement plans pursuant to FASB 158.  Based on the funded status of plan obligations for the year ended December 31, 2005, the Company estimated that the impact of adopting FASB 158 on that date would have been a decrease to shareholders’ equity of approximately $35,000,000.  The actual initial impact of adopting FASB 158 will be dependent upon the fair value of plan assets and the amount of projected benefit obligations measured as of December 31, 2006.  The Company is now, and expects to remain, in compliance with all credit facility and note purchase agreement covenants on December 31, 2006.

The Senior Note purchase agreement was also amended by adding a most favored lender covenant which provides that the note purchase agreement will automatically include any covenant more favorable to the note holders which may be added to the credit facility or included in any other indebtedness of $10 million or more of the company.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

Exhibit 10.1

Amendment No. 2, dated December 21, 2006, to $138,500,000 Note Purchase

Agreement dated August 31, 1999

Exhibit 10.2

First Amendment, dated December 22, 2006, to $125,000,000 Credit Agreement dated July 27, 2006, among Wausau Paper and Bank of America, N.A., M & I Marshall & Ilsley Bank, Harris N.A., Wells Fargo Bank N. A., and Northwest Farm Credit Services, PCA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  December 27, 2006

By:  SCOTT P. DOESCHER

Scott P. Doescher

Senior Vice President–Finance

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP.

dated December 22, 2006

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. Section 232.102(d))

Exhibit 10.1

Amendment No. 2, dated December 21, 2006, to $138,500,000 Note Purchase Agreement dated August 31, 1999

Exhibit 10.2

First Amendment, dated December 22, 2006, to $125,000,000 Credit Agreement dated July 27, 2006, among Wausau Paper and Bank of America, N.A., M & I Marshall & Ilsley Bank, Harris N.A., Wells Fargo Bank N. A., and Northwest Farm Credit Services, PCA